EXHIBIT 21.1

        SUSBIDIARIES OF STATE STREET CORPORATION

          The following table sets forth the name of each subsidiary and the state or jurisdiction of its organization. Certain subsidiaries of State Street have been omitted in accordance with the SEC rules because, when considered in the aggregate, they did not constitute a "significant subsidiary" of State Street.

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
SSB REALTY, LLC                                                                                            Massachusetts
STATE STREET CAPITAL MARKETS, LLC                                                                          Massachusetts
STATE STREET SOUTH CORPORATION                                                                             Massachusetts
SSB INVESTMENTS, INC.                                                                                      Massachusetts
STATE STREET INSTITUTIONAL CAPITAL A                                                                       Delaware
STATE STREET INSTITUTIONAL CAPITAL B                                                                       Delaware
STATE STREET CAPITAL TRUST I                                                                               Delaware
STATE STREET GLOBAL ADVISORS, AUSTRALIA, LIMITED                                                           Australia
STATE STREET GLOBAL ADVISORS (HK) LTD.                                                                     Peoples Republic of China
BOSTON FINANCIAL DATA SERVICES (50% OWNED)                                                                 Massachusetts
STATE STREET BANK AND TRUST COMPANY                                                                        Massachusetts
               STATE STREET BANK INTERNATIONAL                                                             California
               STATE STREET BOSTON LEASING COMPANY, INC.                                                   Massachusetts
                             SPLS, INC.                                                                    Massachusetts
               STATE STREET BANK AND TRUST CO OF NEW HAMPSHIRE N.A.                                        New Hampshire
               STATE STREET BANK AND TRUST CO. OF CALIFORNIA, N.A.                                         California
               STATE STREET BANK AND TRUST CO. OF CONNECTICUT, N.A.                                        Connecticut
               STATE STREET BANK AND TRUST COMPANY, N.A.                                                   New York
               STATE STREET VIDEO SERVICES, INC.                                                           Massachusetts
               HIGH STREET INVESTMENTS, INC.                                                               Massachusetts
               PRINCETON FINANCIAL SYSTEMS, INC.                                                           New Jersey
                             PRINCETON FINANCIAL SYSTEMS, UK LTD                                           United Kingdom
               STATE STREET BANK LUXEMBOURG, S.A.                                                          Luxembourg
               STATE STREET CALIFORNIA, INC.                                                               California
               STATE STREET MASSACHUSETTS SECURITIES CORPORATION                                           Massachusetts
               STATE STREET INTERNATIONAL HOLDINGS                                                         Massachusetts
                             STATE STREET AUSTRALIA LIMITED                                                Australia
                             STATE STREET BANK GMBH                                                        Germany
                             STATE STREET BANQUE, S.A.                                                     France
                                           STATE STREET GLOBAL ADVISORS FRANCE, S.A.                       France
                             STATE STREET TRUST COMPANY, CANADA                                            Canada
                             STATE STREET CAYMAN TRUST COMPANY, N.V.                                       Cayman Islands
                             STATE STREET TRUST AND BANKING COMPANY, LIMITED                               Japan
                             STATE STREET FUND SERVICES TORONTO, INC.                                      Canada
                             STATE STREET BANK EUROPE, LIMITED                                             United Kingdom
                                           STATE STREET GLOBAL ADVISORS, UNITED KINGDOM, LTD               United Kingdom
                                           STATE STREET GLOBAL INVESTMENT GMBH                             Gemany
                                           STATE STREET TRUSTEES LIMITED                                   United Kingdom
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